UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8‑K/A
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 3, 2019
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CLOUDERA, INC.
(Exact name of Registrant as specified in its charter)
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Delaware	001‑38069	26‑2922329
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
395 Page Mill Road
Palo Alto, CA 94306
(Address of principal executive offices and zip code)
(650) 362‑0488
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On January 3, 2019, Cloudera, Inc. (“Cloudera”) filed with the Securities and Exchange Commission (the “SEC”), a Current Report on Form 8-K (the “Initial Form 8-K”) disclosing that on January 3, 2019, pursuant to the Agreement and Plan of Merger and Reorganization, dated as of October 3, 2018, by and among Cloudera, Inc., a Delaware corporation (“Cloudera”), Surf Merger Corporation, a Delaware corporation (“Merger Sub”) and Hortonworks, Inc., a Delaware corporation (“Hortonworks”), Merger Sub merged with and into Hortonworks, with Hortonworks continuing as the surviving corporation (the “Merger”).
In the Initial Form 8-K, Cloudera stated its intention to file the historical financial statements of Hortonworks and the pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than 71 calendar days after the date that the Initial Form 8-K was required to be filed with the SEC. Pursuant to the instructions to Item 9.01 of Form 8-K, this Amendment No. 1 to the Current Report on Form 8-K/A amends the Initial 8-K in order to provide the required financial information.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Filed by Hortonworks with the SEC on March 15, 2018 on Form 10-K and incorporated by reference herein as the following exhibit:

99.1
The audited consolidated balance sheets of Hortonworks as of December 31, 2017 and December 31, 2016, the related audited consolidated statements for each of the years in the three-year period ended December 31, 2017 and and the related notes to such audited financial statements.

Filed by Hortonworks with the SEC on November 8, 2018 on Form 10-Q and incorporated by reference herein as the following exhibit:

99.2
The unaudited consolidated balance sheets of Hortonworks as of September 30, 2018, the related unaudited consolidated statements for the three‑month and the nine‑month periods ended September 30, 2018 and September 30, 2017 and the related notes to such unaudited financial statements.

(b)	Pro Forma Financial Information.
Attached hereto and included herein as the following exhibit:

99.3
(i) The unaudited pro forma condensed combined balance sheet which gives effect to the merger as if it had occurred on October 31, 2018; (ii) The related unaudited pro forma condensed combined statements of operations for the nine‑month period ended October 31, 2018, and the year ended January 31, 2018, which gives effect to the merger as if it had occurred on February 1, 2017; and (iii) the related notes to such unaudited pro forma condensed combined financial statements.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte and Touche, LLP, independent registered public accounting firm for Hortonworks, Inc.
99.1
The audited consolidated balance sheets of Hortonworks as of December 31, 2017 and December 31, 2016, the related audited consolidated statements for each of the years in the three-year period ended December 31, 2017 and and the related notes to such audited financial statements.

99.2
The unaudited consolidated balance sheets of Hortonworks as of September 30, 2018, the related unaudited consolidated statements for the three‑month and the nine‑month periods ended September 30, 2018 and September 30, 2017 and the related notes to such unaudited financial statements.

99.3
(i) The unaudited pro forma condensed combined balance sheet which gives effect to the merger as if it had occurred on October 31, 2018; (ii) The related unaudited pro forma condensed combined statements of operations for the nine‑month period ended October 31, 2018, and the year ended January 31, 2018, which gives effect to the merger as if it had occurred on February 1, 2017; and (iii) the related notes to such unaudited pro forma condensed combined financial statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2019	CLOUDERA, INC

	By:	/s/ David Middler
	Name:	David Middler
	Title:	Chief Legal Officer